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                                                                 EXHIBIT 10

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Post-Effective Amendment No. 13 to the registration statement on Form S-6 (the "Registration Statement") of our report dated March 30, 2001, relating to the financial statements of LB Variable Insurance Account I which appear in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

We also consent to the use in such Prospectus of our report dated March 16, 2001, relating to the financial statements of Lutheran Brotherhood which appear in such Prospectus.

/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP
Minneapolis, Minnesota
April 26, 2001